THE FAIRHOLME FUND

Ticker: FAIRX

THE FAIRHOLME FOCUSED INCOME FUND

Ticker: FOCIX

THE FAIRHOLME ALLOCATION FUND

Ticker: FAAFX

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2017

(As amended on December 14, 2017)

Series of

FAIRHOLME FUNDS, INC.

(the “Company”)

4400 Biscayne Blvd.

Miami, FL 33137

TELEPHONE: 1-866-202-2263

Website: www.fairholmefunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of each of The Fairholme Fund (“The Fairholme Fund”), The Fairholme Focused Income Fund (“The Income Fund”), and The Fairholme Allocation Fund (“The Allocation Fund”) (each a “Fund” and collectively, the “Funds”), dated March 30, 2017, as amended (the “Prospectus”).

The audited financial statements of each Fund for the fiscal year ended November 30, 2016 are included in the Funds’ annual report to shareholders (the “Annual Report”). The Annual Report is incorporated into this SAI by reference. You may obtain a copy of the Prospectus and Annual Report, free of charge, by writing to Fairholme Funds, Inc. c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692, by calling Fund Shareholder Services at 1-866-202-2263, or by visiting the Company’s website: www.fairholmefunds.com.

TABLE OF CONTENTS

INTRODUCTION	3
INVESTMENT POLICIES AND SECURITIES AND INVESTMENT OPTIONS	3
ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AND RISK CONSIDERATIONS	11
DISCLOSURE OF PORTFOLIO HOLDINGS	13
INVESTMENT RESTRICTIONS	13
INVESTMENT MANAGER	14
THE INVESTMENT MANAGEMENT AGREEMENTS	15
DIRECTORS AND OFFICERS	16
CONTROL PERSONS AND SHAREHOLDERS OWNING OVER 5% OF FUND SHARES	21
PURCHASING AND REDEEMING SHARES	22
TAX INFORMATION	23
PORTFOLIO TRANSACTIONS	25
PERSONAL TRADING BY THE PORTFOLIO MANAGER AND OTHER INSIDERS	26
CUSTODIAN	26
TRANSFER AGENT	26
ADMINISTRATION AND ACCOUNTING SERVICES	26
PRINCIPAL UNDERWRITER	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
GENERAL INFORMATION	27
PROXY VOTING POLICIES AND PROCEDURES	28
FINANCIAL STATEMENTS	28
APPENDIX A	29
FAIRHOLME FUNDS, INC. PROXY VOTING POLICY	29

2

INTRODUCTION

The Company was incorporated in Maryland on October 8, 1999 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Company currently has three series, The Fairholme Fund, The Income Fund, and The Allocation Fund. All of the Funds are described in this SAI.

The Fairholme Fund commenced operations on December 29, 1999. The Income Fund commenced operations on December 31, 2009. The Allocation Fund commenced operations on December 31, 2010. Each Fund is non-diversified, which means that it may concentrate its investments in a smaller number of companies than a diversified fund. Each Fund offers one class of shares.

The Company’s Board of Directors (the “Board” or the “Directors”) oversees the affairs of the Company. The Board has delegated the day-to-day management and operations of the Funds to Fairholme Capital Management, L.L.C. (the “Manager”).

INVESTMENT POLICIES AND SECURITIES AND INVESTMENT OPTIONS

Each Fund’s investment objective and principal investment strategies are detailed in the Prospectus. This section provides additional information about the principal investment strategies and risks of the Funds as well as other investment strategies that the Funds may pursue and the risks associated therewith.

The following investment options apply to all Funds:

Asset-Backed Securities.  The Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases, and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations, and default by borrowers. The risk of default includes a borrower’s failure to make timely interest and principal payments when due and to maintain the underlying collateral. In its capacity as purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset-backed securities may be subject to greater risk of default during periods of economic downturn. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Cash Reserves. Although the Funds will normally hold a focused portfolio of securities, the Funds are not required to be fully invested and may maintain a significant portion of their total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Funds and the Manager believe that a certain amount of liquidity in each Fund’s portfolio is desirable to meet operating requirements and to take advantage of new investment opportunities. Under adverse market or other conditions or when a Fund is unable to find sufficient investment opportunities meeting its criteria for investment, cash and cash reserves may comprise a large percentage of the Fund’s total assets. When a Fund holds a significant portion of its assets in cash and cash reserves, the Fund may not meet its investment objective and the Fund’s performance may be negatively affected.

Common Stock. Shares of common stock represent units of ownership in a corporation. Owners of common stock are typically entitled to vote on the election of directors and other important matters as well as to receive dividends on their holdings (if applicable). In the event of liquidation of the corporation, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. Increases and decreases in earnings are usually reflected in a corporation’s stock price, so shares of common stock generally have the greatest potential for appreciation and depreciation of all corporate securities.

3

Convertible Securities. Traditional convertible securities include corporate bonds, notes, and preferred stock that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as such stock is anticipated to provide the Fund with opportunities that are consistent with the Fund’s investment objective and policies.

Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss of value to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives the face amount for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and credit risk.

Debt Securities. The Funds may invest in corporate and U.S. Government debt securities. Corporate debt securities include debt obligations offered by public or private corporations that are either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. Except as otherwise provided herein, the Funds may invest in debt securities of any investment grade, including debt securities that are non-investment grade or are in default.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

A Fund may also invest in municipal bonds. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from general tax and other unrestricted revenues of the issuer. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax. Private activity bonds are, in most cases, revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

4

After purchase by a Fund, a municipal bond or corporate debt may cease to be rated, its rating may be reduced below the minimum required for purchase by the Fund (if any) or it may default. These events do not require a Fund to sell such a bond or corporate debt security, but the Manager will consider such event in its determination of whether the Fund should continue to hold the security.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. It is also possible that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal or the interest on a municipal bond may be materially affected. In addition, Congress has proposed restricting or eliminating the federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of municipal securities for investment by a Fund, and, to the extent that a Fund invests in municipal bond, the net asset value and yield of that Fund would be affected.

Depository Receipts. American Depository Receipts, or ADRs, are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts, or GDRs, European Depository Receipts, or EDRs, and other types of depository receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depository receipts of either type are deemed to be investments in the underlying securities.

Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depository receipts.

Derivatives.  Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, and to obtain exposure to otherwise inaccessible markets.

The Funds may invest in futures contracts, options, and swaps. These may involve listed and cleared transactions, in which the Fund’s trade counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions, in which the trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

The Funds may use the following types of derivatives.

•	Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date. A Fund may also purchase or sell futures contracts for foreign currencies or options for non-hedging purposes as a means of making direct investments in foreign currencies.
•	Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).
5

Investments in options are considered speculative. A Fund may lose the premium paid for the option if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. A Fund’s investments in options may include the following:

•	Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.
•	Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write “covered” options (i.e., an option for securities the Fund owns), but may write an uncovered call option for cross-hedging purposes.
•	Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.
•	Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Although central clearing is intended to reduce counterparty credit risk and increase liquidity, it will not make swap transactions risk free.

A Fund’s use of derivatives may involve the following types of risks, which differ from and, in certain cases, may be greater than, the risks presented by more traditional investments.

•	Market Risk. This is the general risk that the value of a particular investment will change in a way detrimental to a Fund’s interest. This risk applies to all investments.
•	Management Risk. Derivative products are highly specialized instruments and require risk analyses that differ from those associated with stocks and bonds. Adequate controls must be used to monitor, among other things, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.
•	Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of the counterparty to a derivative to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, in evaluating potential credit risk for any uncleared OTC derivative, a Fund considers the creditworthiness of the counterparty.
6

•	Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of the counterparty to perform its obligations under the transaction. If the counterparty defaults, the investing Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to a derivatives transaction covered by the regulations is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Fund is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

•	Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.
•	Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
•	Regulatory Risk. The U.S. Government and regulatory authorities are currently adopting and implementing additional regulations governing derivatives markets, such as the clearing requirements discussed above, including margin, reporting and registration requirements. Although the extent and cost of these regulations is not yet known, such regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivative transactions. These regulations and actions may adversely affect the instruments in which a Fund invests and its ability to execute its investment strategy.
•	Other Risks. Other risks associated with using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives are often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Foreign (Non-U.S.) Securities. The Funds may invest in securities of non-U.S. companies, including depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments, and other foreign money market instruments.

Short-term debt obligations of foreign governments acquired by The Fairholme Fund will generally have a maturity of six months or less and a credit rating of “A” or better by S&P Global Ratings (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies may be purchased by The Fairholme Fund without regard to NRSRO ratings.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company and foreign companies may not be subject to the same degree of regulation as U.S. companies. Foreign companies, including foreign service providers used by the Funds in connection with these investments, generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Funds will be subject to the risks associated with fluctuations in currency values. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Fund’s investments in foreign securities. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability that could negatively affect the Funds and the value of an investment in the Funds.

7

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). There is still considerable uncertainty relating to the potential consequences and timeframe of the UK’s withdrawal, and the potential impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund’s investments in foreign securities.

Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. A security shall be deemed illiquid if it cannot be disposed of within seven days at approximately the amount at which the security is valued by a Fund. Illiquid securities may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Because illiquid securities may present a greater risk of loss than other types of securities, the Funds will not invest in such securities in excess of the limits set forth above.

The Funds may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities. Such securities may not be distributed publicly without registration under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act (“Rule 144A Securities”)) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities allow a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. To the extent permitted by applicable law, Rule 144A Securities may be treated as liquid by the Manager in accordance with the liquidity procedures and guidelines approved by the Board. Pursuant to these procedures and guidelines, the Manager will monitor the liquidity of a Fund’s investment in Rule 144A Securities An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. The Manager, acting under the oversight of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A.

Restricted and illiquid securities are valued by the Manager in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities. Securities that are subject to substantial market and credit risk may have greater liquidity risk.

Investment Companies. The Funds may not acquire securities issued by other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder or any exemptive order or regulatory guidance thereunder. As a shareholder of another investment company, a Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

Loan Participations and Assignments (Bank Debt). The Funds may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance, and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower, and one or more financial institutions (“Lenders”), including banks. The Funds’ investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

A Fund has the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, a Fund generally will have no role in negotiating or effecting amendments, waivers, and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by a Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

8

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired, and that the risk that a Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Consequently, a Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for a Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating the net asset value (“NAV”) of the Fund.

Margin Purchases. The Funds may not purchase securities on margin, except (i) as otherwise permitted under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and may make margin payments in connection with futures contracts, options, forward contracts, swaps, and other financial instruments.

Preferred Stock. The Funds may invest in shares of preferred stock. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets. Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Real Estate Investment Trusts. The Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Repurchase Agreements. Each Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks, and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. The collateral may consist of cash items, U.S. Government debt securities, or securities that, at the time the Repo is entered into, have been determined to be liquid and issued by a person with an exceptionally strong capacity to meet its financial obligations. A Repo exposes a Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom a Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Funds will enter into Repos only with institutions and dealers considered creditworthy.

9

Rights and Warrants. The Funds may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. The Funds may engage in short sale transactions as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When a Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and they may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Manager’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Funds have not established any limit on the percentage of assets they may commit to such transactions. To minimize the risks of entering into these transactions, the Funds will maintain a segregated account with their custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of their commitments to such transactions.

Control and Other Substantial Positions. A Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment.

These investments impose additional risks for a Fund other than a possible decline in the value of the investments. A Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”). Should a Fund and other accounts managed by the Manager obtain such a position, the Fund and the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory and regulatory requirements to a Fund, or to the Manager and its affiliates, could restrict activities contemplated by the Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which the Fund is able to dispose of its holdings or hedge such holdings. A Fund or the Manager and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act. The foregoing restrictions and limitations may also apply when a Director of the Company serves as a director of a Portfolio Company.

A Fund may incur substantial expenses when taking control or other substantial positions in a company, including paying market prices for securities whose value the Fund is required to discount when computing the NAV of Fund shares, and there is no guarantee that such expenses and costs can be recouped. In addition, a Fund’s investments could be frozen in minority positions and the Fund could incur substantial losses, and a Fund may be subject to legal expenses and other costs associated with its taking such control or other substantial positions.

A Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, the Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the boards of directors of a Portfolio Company. Such legal claims include claims that a Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims also include claims that the Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with the Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. In addition, potential conflicts of interest may arise when a Director serves on the board of directors of a Portfolio Company and when the Director receives compensation for that service from the Portfolio Company. The Board may consider actions that are necessary to address any such conflict, including requiring the Director to recuse himself from voting on any matter to which the conflict relates.

10

Notwithstanding the foregoing, none of the Funds nor the Manager intends to have unilateral control of any Portfolio Company, and a Fund or the Manager may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

The following applies to The Fairholme Fund only:

Special Situations. From time to time, The Fairholme Fund intends to invest in special situations, which may involve purchases of securities, including equity securities, fixed-income securities (which may include high yield debt securities or “junk bonds”), and securities of companies that are in default. A special situation arises when, in the opinion of the Manager, the securities of a company will, over time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing.

ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AND RISK CONSIDERATIONS

Cyber Security Risk. As the use of the internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Manager, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from intentional attacks, such as obtaining unauthorized access to information systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or information, corrupting data or inciting operational disruptions. Cyber security incidents can also result from unintentional events, such as the inadvertent release of sensitive information. Any such incident with respect to a Fund, any of its service providers or an issuer of securities in which the Fund invests may affect business operations, potentially resulting in financial losses, privacy violations, transaction disruptions, legal and regulatory infractions and fines, reputational damage and compensation and/or additional compliance costs. There is no guarantee that any measures designed to reduce the risks associated with cyber security incidents will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Future Developments. The Funds may take advantage of other investment practices that are not currently contemplated for use by the Funds, or are not available but may yet be developed, to the extent such investment practices are consistent with the Funds’ investment objectives and legally permissible for the Funds. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Master-Feeder Option. Notwithstanding their other investment policies, the Funds may seek to achieve their investment objectives by investing substantially all net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Funds. Although such an investment may be made in the sole discretion of the Directors, a Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Portfolio Turnover. A Fund’s portfolio turnover rate may vary significantly from year to year. For the fiscal years ended November 30, 2016 and November 30, 2015, the portfolio turnover rate of The Fairholme Fund was 19.19% and 40.46%, respectively, due to changes in The Fairholme Fund’s portfolio in response to changes in market, investment and portfolio conditions. For the fiscal years ended November 30, 2016 and November 30, 2015, the portfolio turnover rate of The Income Fund was 28.81% and 67.05%, respectively, due to changes in The Income Fund’s portfolio in response to changes in market, investment and portfolio conditions. For the fiscal years ended November 30, 2016 and November 30, 2015, the portfolio turnover rate of The Allocation Fund was 13.65% and 39.24% for the fiscal years ended November 30, 2016 and November 30, 2015, respectively, due to changes in The Allocation Fund’s portfolio in response to changes in market, investment and portfolio conditions.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short-term securities and U.S. Government debt securities) owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold, and either repurchased or replaced within one year.

Certain Risk Considerations. The following disclosure supplements the risk disclosure included in the Prospectus.

11

Convertible Security Risk. One or more Funds may invest in convertible securities. Such investments are subject to the market risks of equity securities, the risks of debt securities, and other risks. The market value of securities tends to decline as interest rates increase. Their value also tends to change whenever the market values of underlying securities fluctuate.

Bank Debt Risk. One or more Funds may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. A Fund’s investment may be in the form of Participations or Assignments. Investments in bank debt involve credit risk, interest rate risk, liquidity risk, and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

Investment in High Yield Securities. The Funds’ investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB- and lower by S&P and Fitch Ratings (“Fitch”)) or, if not rated, determined by the Manager to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Manager does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody’s are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold. Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities. To the extent there is no established secondary market for high yield securities, the Funds may experience difficulty in valuing such securities and, in turn, the Funds’ assets.

Although the Manager will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur. Certain high yield securities in which the Funds may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Funds’ income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, but are subject to limitations. Although the Manager considers credit ratings, it does not rely on them in selecting investments. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if a security is rated by two or more rating agencies, the Manager will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Participation in Legal and Other Activities. A Fund may seek to assert its rights as a shareholder or owner of interests or assets in an issuer in which the Fund has invested. In addition, in connection with Fund investments, the Fund may engage in activities intended to affect public opinion and the actions of legislatures and governmental entities. To the extent it engages in any of the foregoing activities, the Fund may incur legal, consulting, public relation and similar expenses that the Fund may not be able to recoup through the investments.

12

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. Each Fund may also make certain disclosures for legitimate business purposes, such as to provide information to service providers or broker-dealers in connection with their performing services for the Fund, as long as the recipient of such disclosures has been notified, or has executed an agreement recognizing, that such recipient is subject to a duty of confidentiality and may not trade in securities on the basis of any non-public information that may be included in the disclosures. Each Fund reserves the right to request from a disclosure recipient or its senior officers certifications that such recipient will use the information only in a manner that is consistent with the Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the foregoing, each of the following service providers of each Fund has been approved to receive information concerning the Fund’s portfolio holdings, and is subject to an arrangement with the Fund, pursuant to which the provider receives holdings information relating to the services provided: (i) the Fund’s independent registered public accounting firm; (ii) the Fund’s custodian; (iii) the Fund’s transfer agent, administrator, and fund accountant; and (iv) the Fund’s financial printer. Information is provided to these service providers as needed, including daily, in order for the service provider to perform its services for a Fund and with no time lag. Service providers are prohibited from using the portfolio holdings information for trading purposes and from sharing the portfolio holdings information, unless specifically authorized.

In addition, the executive officers of the Company (or the Chief Compliance Officer’s designee) (each an “Authorized Person”) may authorize disclosure of a Fund’s portfolio holdings to other persons only after determining that the disclosure of non-public portfolio holdings is not impermissible under applicable law or regulation, and after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, and any potential conflicts of interest between the Fund and its shareholders and the interests of the Manager and any of its affiliates. Authorized Persons must report any disclosure authorizations to the Board. The Directors will review at least annually information regarding the nature of any such disclosures and recipients. If the Directors determine that any such disclosure was inappropriate, the Directors will take such action as they deem necessary and appropriate to protect the interests of shareholders.

The Funds believe the foregoing policies and procedures reduce the likelihood that conflicts of interest will arise between shareholders and affiliates of the Funds. Both the Manager and the Funds have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Funds or the Manager will act in a manner that is inconsistent with their respective duties to the Funds and Fund shareholders. No employee of the Funds, the Manager, or any of the Manager’s affiliates receives any compensation whatsoever in connection with proper disclosure of Fund portfolio holdings information.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies of each Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (A) more than 50% of the outstanding shares of the Fund, or (B) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in the values of a Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

(1)	The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
(2)	The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts, and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

(3)	The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.
13

(4)	The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with their investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds, each as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.
(5)	The Fairholme Fund and The Income Fund. The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts, and privately-negotiated contracts for the current or future delivery of commodities.

The Allocation Fund. The Fund may purchase or sell commodities or options thereon to the extent permitted by applicable law.

(6)	The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

INVESTMENT MANAGER

Information about the Manager, Fairholme Capital Management, L.L.C., is set forth in the Prospectus. This section contains additional information about the Manager and the portfolio manager.

Bruce R. Berkowitz is deemed to control the Manager. The Manager is a wholly-owned subsidiary of Fairholme Holdings LLC. Membership interests in Fairholme Holdings LLC are held by Gables Investment Partnership, LLLP, East Lane, LLC, and Mr. Berkowitz. Mr. Berkowitz is the Manager of Fairholme Holdings LLC, Managing Member of Gables Investment GP, LLC, and is the general partner and sole limited partner of Gables Investment Partnership, LLLP. Mr. Berkowitz is also the Managing Member of East Lane, LLC.

Portfolio Management

The table below identifies the portfolio manager, the number of accounts managed by the portfolio manager, and the total assets in such accounts, within each of the following categories: registered investment companies, pooled investment vehicles (private funds), and other accounts. Information in the table is shown as of November 30, 2016. Asset amounts are approximate and have been rounded.

Accounts Managed by Bruce R. Berkowitz
Account Type	Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee

Registered Investment Companies	3	$3.7 billion*	0	N/A

Other Pooled Investment Vehicles**	2	$432 million	2	$432 million

Other Accounts	223	$1.2 billion***	0	N/A

*	Reflects the total assets of The Fairholme Fund, The Income Fund and The Allocation Fund.

**	These are proprietary pooled investment vehicles. The Manager is generally eligible to receive performance-based compensation with respect to its private fund clients, except with respect to certain investors in the private fund clients that are principals, employees, or affiliates of the Manager, relatives of such persons, and for certain large or strategic investors.

***	Certain of the separate accounts invest a portion or all of their assets in one or more of the Funds. The total assets reflected above for such accounts exclude account assets invested in the Funds. Account assets invested in the Funds are included in the total assets of the Funds set forth under “Registered Investment Companies.”
14

Conflicts of Interest

The Manager currently serves as the investment adviser for the Funds, pooled investment vehicles and separate accounts. The Manager seeks to treat all clients fairly and equitably and has adopted policies and procedures reasonably designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities or participate in similar investment opportunities. Although many clients of the Manager have assets managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Some clients, for example, are permitted to invest without regard to liquidity and may pursue strategies that are not available to the Funds. In addition, separate account and/or pooled investment vehicle clients may be more concentrated in specific securities or industries than the Funds, which are limited by the 1940 Act’s restrictions on such concentration. Furthermore, different clients of the Manager have different restrictions on their permitted investment activities, whether by statute, contract or instruction of the client. As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, among other applicable factors, the portfolio holdings and investment performance of the Manager’s clients may materially differ.

Portfolio Manager Compensation

The Company does not directly compensate any personnel of the Manager, including the portfolio manager. Currently, Mr. Berkowitz’s compensation from the Manager, through its interest in Fairholme Holdings LLC, is in the form of a fixed guaranteed payment and a share of the Manager’s total profits.

As of November 30, 2016, the Manager received asset-based fees for its advisory services to its clients and is generally eligible to receive performance-based compensation with respect to its private fund clients. The portfolio manager is not compensated based directly on the performance of the Funds or the value of each Fund’s respective assets.

Ownership of Fund Securities

As of the fiscal year ended November 30, 2016, Mr. Berkowitz and his immediate family members owned shares of The Fairholme Fund worth in excess of $1,000,000, shares of The Income Fund worth in excess of $1,000,000, and shares of The Allocation Fund worth in excess of $1,000,000.

As of February 28, 2017, officers and employees of the Manager, collectively owned shares of The Fairholme Fund worth $131 million, shares of The Income Fund worth $22 million and shares of The Allocation Fund worth $97 million.

THE INVESTMENT MANAGEMENT AGREEMENTS

The Company has entered into an Investment Management Agreement with the Manager on behalf of each Fund (each, a “Management Agreement” and collectively, the “Management Agreements”). Under the terms of each Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager furnishes an investment program for each Fund; determines what investments should be purchased, sold, and held; and makes changes in the investments of the Fund. At all times, the Manager’s actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Manager also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Funds. The Board has been advised of such potential conflicts and believes that the Manager has adequate policies and procedures designed to minimize the impact of any such conflicts on the Funds’ portfolio.

Pursuant to each Management Agreement, the Manager provides, or arranges to provide, administrative and all other services necessary to manage the business and day-to-day operational needs of the Fund including: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, certain directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage, and other office supplies. Under each Management Agreement, the Fund retains responsibility for portfolio commission expenses, acquired fund fees and expenses, and other extraordinary expenses, if any, including litigation costs.

In consideration of the investment management and operating services provided by the Manager under each Management Agreement, the Company pays the Manager a management fee at an annual rate equal to 1.00% of the daily average net assets of each of The Fairholme Fund, The Income Fund, and The Allocation Fund. Effective January 1, 2018, the Manager has agreed to waive, on a voluntary basis, all or a portion of the management fee of The Fairholme Fund, The Income Fund and The Allocation Fund to the extent necessary to limit the management fee paid to the Manager by The Fairholme Fund, The Income Fund and The Allocation Fund, respectively, to an annual rate of 0.80% of that Fund’s daily average net asset value (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to the applicable Fund.

15

Under each Management Agreement, the Manager may, with the Board’s approval, employ third parties, including affiliated service providers, to assist it in performing the various services required by the Fund. The Manager is responsible for compensating such parties.

Each Management Agreement provides that the Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Management Agreement, except by reason of the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Each Management Agreement provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended November 30, 2016, November 30, 2015, and November 30, 2014, the Company paid $28,852,744, $55,982,433 and $81,932,070, respectively, in fees to the Manager pursuant to the Management Agreement of The Fairholme Fund.

For the fiscal years ended November 30, 2016, November 30, 2015 and November 30, 2014, the Company paid $2,106,559, $2,205,527 and $2,374,534, respectively, in fees to the Manager pursuant to the Management Agreement of The Income Fund.

For the fiscal years ended November 30, 2016, November 30, 2015 and November 30, 2014, the Company paid $2,311,777, $3,443,638 and $3,566,307, respectively, in fees to the Manager pursuant to the Management Agreement of The Allocation Fund.

DIRECTORS AND OFFICERS

The Directors and officers of the Company are listed below.

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years or Longer§	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years or Longer

Interested Directors and Officers

Bruce R. Berkowitz* Age 58	Director, President	Mr. Berkowitz has served as a Director of the Company since December 15, 1999	Manager, Fairholme Holdings LLC since January 2015 and Chief Investment Officer, Fairholme Capital Management, L.L.C. since October 1997; Managing Member, Fairholme Capital Management, L.L.C. from October 1997 to December 2014.	3	Director and Chairman of the Board of Directors, The St. Joe Co., and Director, Sears Holdings Corporation (until October 2017).

Cesar L. Alvarez, Esq.* Age 69	Director	Mr. Alvarez has served as a Director of the Company since May 19, 2008.	Senior Chairman, Greenberg Traurig, LLP since January 1, 2016; Executive Chairman and Co-Chairman from 2010 to 2015; and Chief Executive Officer from 1997 to 2010.	3	Chairman, Board of Directors, Mednax, Inc.; Director, Intrexon Corp.; Director, The St. Joe Co.; Director, Watsco, Inc.; and Director, Sears Holdings Corporation (until May 2017).

Howard S. Frank* Age 76	Director	Mr. Frank has served as a Director of the Company since May 7, 2007.	Chairman of the Board of Costa Crociere S.p.A. since 2014; Special Advisor to the CEO and to the Chairman of Carnival Corporation & plc. since 2013; Vice Chairman, Chief Operating Officer and Director, Carnival Corporation & plc. from 1989 to 2013.	3	Director, New World Symphony; and Director, The St. Joe Co.

16

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years or Longer§	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years or Longer

Independent Directors^

Terry L. Baxter Age 71	Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Chairman of the Board, CEO of Source One (retired); President of White Mountain Holdings (retired).	3	Director, Main Street America Group.

Steven J. Gilbert Age 69	Director	Mr. Gilbert has served as a Director of the Company since June 16, 2014.	Chairman, Gilbert Global Equity Partners, L.P. since 1998; Vice Chairman, MidOcean Equity Partners, L.P. since 2005; Co-Chairman, Birch Grove Capital since 2013; Senior Managing Director and Chairman, Sun Group (USA) from 2007 to 2009.	3	Chairman, CPM Holdings, Inc.; Lead Independent Director, Empire State Realty Trust; Lead Independent Director, TRI Pointe Homes, Inc.; Director, Waterpik, Inc.; Director, Oaktree Capital Group; Director, MBIA, Inc.; and Director, Trade Informatics, Inc. (until March 2016).

Avivith Oppenheim, Esq. Age 66	Director	Ms. Oppenheim has served as a Director of the Company since December 15, 1999.	Attorney-at-Law.	3	None.

Leigh Walters, Esq. Age 70	Director	Mr. Walters has served as a Director of the Company since December 15, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	3	Director, Valcor Engineering Corporation.

†	Unless otherwise indicated, the address of each Director of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.

^	Independent Directors are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”).

*	Each of Mr. Berkowitz and Mr. Alvarez is an “interested person” of the Company (“Interested Director”), as defined under the 1940 Act, because of his affiliation with the Manager. Effective May 25, 2017, Mr. Frank is deemed to be an Interested Director because of his material relationship with a Portfolio Company of which a Fund currently has “control,” as defined in the 1940 Act.

**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.

§	The information reported includes the principal occupation during the last five years or longer for each Director and other information relating to the professional experiences, attributes, and skills relevant to each Director’s qualifications to serve as Director.
17

Officers of the Company

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years

Fernando Font Age 43	Vice President	Mr. Font has served as Vice President of the Company since June 2015.	Chief Administrative Officer of Fairholme Capital Management, L.L.C. since August 2009.

Wayne Kellner Age 47	Treasurer	Mr. Kellner has served as Treasurer of the Company since March 2012.	President, Fairholme Holdings LLC since January 2017; Chief Operating Officer, Fairholme Capital Management, L.L.C. since June 2014; and Chief Financial Officer, Fairholme Capital Management, L.L.C. since January 2012.

Paul R. Thomson Age 60	Chief Compliance Officer and Secretary	Mr. Thomson has served as Chief Compliance Officer of the Company since April 2010 and has served as Secretary of the Company since June 2011.	Chief Compliance Officer, Fairholme Capital Management, L.L.C. since April 2010; Chief Financial Officer, Fairholme Capital Management, L.L.C. from January 2008 to January 2012.

†	Unless otherwise indicated, the address of each officer of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each officer serves for an annual term and until his or her successor is elected and qualified.

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Company, including the business affairs of the Funds. The Board is composed of seven Directors currently, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”). In addition to four regularly scheduled meetings per year, the Independent Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Funds. These sessions generally occur prior to, and following, scheduled Board meetings and at such other times as the Independent Directors may deem necessary. As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities: the Audit Committee, the Nominating Committee, and the Proxy Voting Committee. The Board is responsible for overseeing the Manager and other service providers with respect to the services they provide to the Company and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Company’s By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter (“Charter”) sets forth a number of factors the Nominating Committee will take into account in considering candidates for membership on the Board, including: (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board, and carry out his or her duties in the best interests of the Funds; and (vii) such other factors as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. In addition, in evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Nominating Committee believes contributes to good governance for the Funds. With respect to evaluating candidates to serve as Independent Directors of the Board, the Charter states that the Board shall consider each candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Company. The Chairman of the Board is not an Independent Director. The Company does not have a lead Independent Director. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

18

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a board member of the Funds, public companies or other organizations as set forth in the preceding Directors and Officers table. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Company and the Funds, including factors such as the Funds’ investment strategy and style, the net assets of the Funds, the committee structure of the Company, and the management, distribution, and other service arrangements of the Funds. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors, and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds, and that the Board leadership by Mr. Berkowitz provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. At the Board’s discretion, the leadership structure of the Board may be changed at any time, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the Manager and the other service providers (depending on the nature of the risk) that conduct or carry out the Funds’ investment management and business affairs.

Risk oversight is part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters concerning the Funds and their principal service providers. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from the Manager, and the Funds’ administrator, Chief Compliance Officer, independent registered public accounting firm, and other providers, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Funds, nominate independent auditors to conduct audits of the Funds’ financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The Audit Committee met two times during the fiscal year ended November 30, 2016. The members of the Audit Committee are: Steven J. Gilbert (Chairperson), Terry L. Baxter, Avivith Oppenheim and Leigh Walters.

Nominating Committee

The Board has formed a Nominating Committee (“Nominating Committee”). The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee did not meet during the fiscal year ended November 30, 2016. The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership. The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Terry L. Baxter, Steven J. Gilbert and Leigh Walters.

Proxy Voting Committee

The Board has established a Proxy Voting Committee. The Proxy Voting Committee considers proxies involving potential conflicts of interest and requests for waivers of the proxy voting policy. The Proxy Voting Committee did not meet during the fiscal year ended November 30, 2016. The members of the Proxy Voting Committee are: Leigh Walters (Chairperson), Terry L. Baxter, Steven J. Gilbert and Avivith Oppenheim.

19

Compensation

Each Director who is not an employee of the Manager receives an annual retainer of $100,000. The Chairman of the Audit Committee also receives an annual retainer of $50,000. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Management Agreement, the Manager is responsible for paying compensation, if any, to each of the Company’s Directors who are entitled to receive compensation from the Company.

The table below sets forth the compensation paid to Directors by the Company during the fiscal year ended November 30, 2016:

	AGGREGATE COMPENSATION FROM THE FUNDS (PAID BY THE MANAGER)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS’ EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR
INTERESTED DIRECTORS
Cesar L. Alvarez*	$100,000	-0-	-0-	$100,000
Bruce R. Berkowitz	-0-	-0-	-0-	-0-

INDEPENDENT DIRECTORS
Terry L. Baxter	$100,000	-0-	-0-	$100,000
Howard S. Frank**	$200,000	-0-	-0-	$200,000
Steven J. Gilbert	$100,000	-0-	-0-	$100,000
Avivith Oppenheim	$100,000	-0-	-0-	$100,000
Leigh Walters	$100,000	-0-	-0-	$100,000

*	In addition, Mr. Alvarez also received compensation for his service as a director of The St. Joe Company in the amount of $122,500 during the Funds’ fiscal year ended November 30, 2016.

**	As of May 25, 2017, Mr. Frank is deemed to be an Interested Director of the Company and is entitled to receive compensation for his service as a director of The St. Joe Company.

Director Ownership of Fund Shares and Other Information

As of December 31, 2016, the Directors beneficially owned equity securities in the Funds in the following amounts:

	DOLLAR RANGE OF SHARES HELD IN THE FAIRHOLME FUND	DOLLAR RANGE OF SHARES HELD IN THE INCOME FUND	DOLLAR RANGE OF SHARES HELD IN THE ALLOCATION FUND	AGGREGATE DOLLAR RANGE OF SHARES HELD IN ALL FUNDS OVERSEEN BY DIRECTOR
INTERESTED DIRECTORS
Cesar L. Alvarez	Over $100,000	none	none	Over $100,000
Bruce R. Berkowitz	Over $100,000	Over $100,000	Over $100,000	Over $100,000
INDEPENDENT DIRECTORS
Terry L. Baxter	Over $100,000	none	none	Over $100,000
Howard S. Frank[1,2]	none	none	none	none
Steven J. Gilbert	Over $100,000	Over $100,000	none	Over $100,000
Avivith Oppenheim	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Leigh Walters	Over $100,000	Over $100,000	Over $100,000	Over $100,000

1	As of December 31, 2016, Mr. Frank owned directly and indirectly through accounts he controls limited partnership interests in a private fund under common control with the Manager valued at $2,101,531 (0.51% of the class of interests).
2	As of May 25, 2017, Mr. Frank is deemed to be an Interested Director of the Company.

20

 As of February 28, 2017, the Officers and Directors of the Company (and their affiliates), as a group, owned approximately 6,501,621 shares or approximately 5.10% of The Fairholme Fund’s outstanding shares, approximately 1,950,961 shares or approximately 8.79% of The Income Fund’s outstanding shares, and approximately 10,846,770 shares or approximately 43.18% of The Allocation Fund’s outstanding shares.

CONTROL PERSONS AND SHAREHOLDERS OWNING OVER 5% OF FUND SHARES

As of February 28, 2017, the following persons owned 5% or more of The Fairholme Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF FAIRHOLME FUND SHARES OWNED	% OWNERSHIP OF TOTAL FAIRHOLME FUND SHARES	TYPE OF OWNERSHIP
National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	37,021,610	29.06%	Record

Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4151	22,430,585	17.61%	Record

As of February 28, 2017, the following persons owned 5% or more of The Income Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF INCOME FUND SHARES OWNED		% OWNERSHIP OF TOTAL INCOME FUND SHARES	TYPE OF OWNERSHIP
National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	11,910,729	*	53.64%	Record

Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4151	1,963,996		8.84%	Record

Bruce R. Berkowitz	1,681,837		7.57%	Beneficial

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	1,334,198		6.01%	Record

UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086	1,111,892		5.01%	Record

As of February 28, 2017, the following persons owned 5% or more of The Allocation Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF ALLOCATION FUND SHARES OWNED		% OWNERSHIP OF TOTAL ALLOCATION FUND SHARES	TYPE OF OWNERSHIP
National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	16,357,603	*	65.12%	Record

Bruce R. Berkowitz	10,723,341		42.69%	Beneficial

Gabriel Limited St. Julian’s Court St. Julian’s Avenue St. Peter Port GY1 6AX Guernsey	2,875,496		11.45%	Record

Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4151	1,652,591		6.58%	Record

*	The total number of The Income Fund shares and The Allocation Fund shares owned by National Financial Services LLC include the shares beneficially owned by Bruce R. Berkowitz in the respective Fund.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.

21

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of a Fund’s shares will be made at NAV per share. Each Fund calculates its NAV per share based on market prices or fair value of the Fund’s portfolio securities as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) on each business day the NYSE is open for business.

For purposes of computing the NAV of a share of a Fund, securities traded on securities exchanges are valued at the last quoted sales price or, in the absence of a sale, at the last bid price. Securities traded on NASDAQ shall be valued at the NASDAQ Official Closing Price. Securities not traded or dealt in upon any securities exchange for which OTC market quotations are readily available generally shall be valued at the last quoted sales price (if adequate trading volume is present) or, otherwise at the last bid price.

The ordinary pricing procedures used by each Fund to value its portfolio securities are described in greater detail in the Funds’ valuation procedures.

The value of a foreign security is ordinarily determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the last bid price.

When the Funds hold securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Funds. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.

If, in the judgment of the Manager, the value of an asset as determined in accordance with the Funds’ ordinary pricing procedures does not represent the fair market value of the asset, the Manager shall make a determination of the fair value of the asset in accordance with the Funds’ valuation procedures. Assets that may be subject to fair value determination include assets for which market quotations are insufficient or not readily available; assets for which, in the judgment of the Manager, the prices or values available do not represent the fair value of the instrument; and assets determined to be illiquid. With respect to foreign securities in particular, the Manager may determine to fair value a foreign security in the event that price movements following the close of trading in the applicable foreign stock markets might call into question the availability (including the reliability) of the value of the security between the times at which the security’s value is determined and the close of the NYSE.

The Manager has established a valuation committee (the “Valuation Committee”), which is comprised of senior personnel of the Manager, to be responsible for: (i) approving all fair valuation determinations; (ii) approving all valuation methodologies; (iii) monitoring the continuing appropriateness of the valuation methodology used with respect to each asset; and (iv) recommending to the Board for its approval independent pricing agents of the type commonly used in the investment company industry to provide current market values and other prices. Any fair valuation determination made by the Manager, and any valuation methodology used by the Manager in making such determination, must be approved by the Valuation Committee and reviewed by the Board at its next regularly scheduled meeting following the Valuation Committee’s approval.

A Fund’s share price is calculated by dividing the value of the Fund’s assets (less any liabilities) by the total shares of the Fund outstanding. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since a Fund generally does not charge sales fees, the NAV per share is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV per share next determined after receipt of the order.

22

An example of how The Fairholme Fund calculated its total offering price per share as of November 30, 2016 is as follows:

The Fairholme Fund Total Net Assets divided by The Fairholme Fund Total Shares Outstanding	=	The Fairholme Fund NAV Per Share
$3,155,709,498 divided by 130,094,478	=	$24.26 Per Share

An example of how The Income Fund calculated its total offering price per share as of November 30, 2016 is as follows:

The Income Fund Total Net Assets divided by The Income Fund Total Shares Outstanding	=	The Income Fund NAV Per Share
$240,195,454 divided by 19,402,132	=	$12.38 Per Share

An example of how The Allocation Fund calculated its total offering price per share as of November 30, 2016 is as follows:

The Allocation Fund Total Net Assets divided by The Allocation Fund Total Shares Outstanding	=	The Allocation Fund NAV Per Share
$259,501,213 divided by 26,900,912	=	$9.65 Per Share

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Funds qualify to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or their shareholders. Investors are encouraged to consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Funds, including the effect and applicability of federal, state, local, and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, a Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that a Fund will not qualify as a RIC in any given tax year.

23

If a Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each of the Funds intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Distributions of net investment income and of any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check or other method, as set forth in the account application.

Excise Tax. Each of the Funds will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. Each of the Funds intends to make sufficient distributions to avoid liability for the excise tax. A Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholder. Distributions of a Fund’s investment company taxable income are taxable to you as ordinary income. A portion of a Fund’s distributions may be treated as “qualified dividend income,” which may be taxable to individuals, trusts, and estates at the lower federal tax rates applicable to long-term capital gains. A distribution is treated as qualified dividend income to the extent that a Fund received dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of a Fund’s net short-term capital gains are taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gains are taxable to you as long-term capital gains. Long-term is defined as securities held for more than one year at the time of the sale or exchange. Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. A return of capital distribution reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of a Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of a Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations. Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of the Fund’s dividends that qualifies for the dividends received deduction.

24

If a shareholder fails to furnish his/her social security or other taxpayer identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain, and redemption payments to him/her. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he or she is not subject to backup withholding due to the under-reporting of certain income. Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of a Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes . Income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

Capital Loss Carryforwards. Each Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

At November 30, 2016, The Fairholme Fund, The Income Fund and The Allocation Fund had no net capital loss carryforwards for federal income tax purposes.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each Fund are made by the Manager. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Manager to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. The Manager considers a number of factors in selecting a broker-dealer to execute transactions (or series of transactions) and in determining the reasonableness of the broker-dealer’s compensation. These factors include: the size and difficulty of the order; the confidentiality and the nature of the market for the security; the full range and quality of the broker’s services, including the broker’s ability to secure the best price for a complete transaction over the contemplated time period; the commission rate; the broker’s execution capability and willingness to commit capital; the broker’s creditworthiness and financial stability; the broker’s clearance and settlement capability; and the broker’s provision of research and brokerage. The Manager will not consider the promotion and sale of shares of a Fund when selecting a broker-dealer to effect portfolio securities transactions on behalf of the Fund.

The Manager may purchase or sell portfolio securities on behalf of each Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Manager normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Manager may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Manager feels that better prices are available from non-principal market makers who are paid commissions directly.

For the fiscal years ended November 30, 2016, November 30, 2015 and November 30, 2014, The Fairholme Fund paid brokerage commissions of $904,758, $1,965,988 and $315,683, respectively. For the fiscal years ended November 30, 2016, November 30, 2015 and November 30, 2014, The Income Fund paid brokerage commissions of $4,850, $14,155 and $20,980, respectively. For the fiscal years ended November 30, 2016, November 30, 2015 and November 30, 2014, The Allocation Fund paid brokerage commissions of $88,718, $58,806 and $80,529, respectively.

The Manager may combine transaction orders placed on behalf of each Fund with orders placed on behalf of any other advisory client, including any private fund, partnership or private account in which principals and employees of the Manager have an interest, for the purposes of seeking to obtain more favorable prices and better commissions. In allocating securities among clients, it is the Manager’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equivalent treatment. The standard allocation methods used by the Manager to allocate securities are described in greater detail in its procedures for the allocation of investment opportunities and aggregation of transactions. Exceptions to the standard allocation procedures are permitted on a case-by-case basis when judged by the Manager to be fair and reasonable to the participating accounts. Since a Fund’s strategy may differ from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

25

As of the fiscal year ended November 30, 2016, The Income Fund acquired securities of the following regular broker-dealers or their parents:

Name of Regular Broker or Dealer or Parent (Issuer)	Aggregate Value ($)
Bank of America Corp.	3,292,783

PERSONAL TRADING BY THE PORTFOLIO MANAGER AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Manager have adopted Codes of Ethics (“Codes”) restricting personal securities trading by certain persons who are affiliated with the Funds and/or the Manager. These Codes are on public file and are available from the SEC. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Funds, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

The Bank of New York Mellon, located at 225 Liberty Street, New York, NY 10286, is custodian for the securities and cash of the Funds. Under the Custody Agreement, the custodian holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as Transfer Agent to the Funds pursuant to a Transfer Agency Services Agreement among the Company, the Manager (with respect to the compensation section only), and BNY Mellon.

Under the Transfer Agency Services Agreement, BNY Mellon provided customary services of a transfer agent and dividend-paying agent including: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders.

ADMINISTRATION AND ACCOUNTING SERVICES

BNY Mellon provides administration and accounting services to the Funds pursuant to an Administration and Accounting Services Agreement among the Funds, the Manager (with respect to the compensation section only), and BNY Mellon. Under the Administration and Accounting Services Agreement, BNY Mellon provides, among other things, the following services: portfolio accounting and valuation, expense accrual and payment, financial reporting, tax accounting, and assistance with compliance monitoring.

BNY Mellon receives an administration and accounting services fee (which also includes out of pocket fees) calculated as a percentage of each Fund’s average daily net assets, which will be billed to the Manager on a monthly basis. For the fiscal years ended November 30, 2016, November 30, 2015 and November 30, 2014, BNY Mellon received $143,602, $139,726 and $178,167, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Fairholme Fund. For the fiscal years ended November 30, 2016, November 30, 2015 and November 30, 2014, BNY Mellon received $14,109, $8,097 and $6,678, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Income Fund. For the fiscal years ended November 30, 2016, November 30, 2015 and November 30, 2014, BNY Mellon received $12,744, $9,961 and $8,674, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Allocation Fund.

BNY Mellon also provides state registration and filing services to the Funds pursuant to a State Filing Services Agreement among the Funds, the Manager (with respect to the compensation section only), and BNY Mellon. BNY Mellon receives a state filing services fee based upon the number of state securities notice filings. This fee is billed to the Manager on a monthly basis.

26

PRINCIPAL UNDERWRITER

Fairholme Distributors, LLC (the “Distributor”) serves as principal underwriter for the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”) for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. Fairholme Distributors, LLC, is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Under the Distribution Agreement dated May 31, 2017, the Distributor acts as an agent of the Funds in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Investors purchasing shares of the Funds through a financial intermediary should acquaint themselves with the financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services. The Manager pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties under the Distribution Agreement, or by reason of its reckless disregard of its obligations under the Distribution Agreement. The Distribution Agreement has an initial term of two years and thereafter will continue in effect with respect to each Fund for successive one-year periods, provided that such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without the payment of any penalty with respect to a particular Fund upon 60 days’ written notice by the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Distributor. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103, serves as each Fund’s independent registered public accounting firm.

GENERAL INFORMATION

The Company’s charter permits the Board to issue 1,100,000,000 shares of common stock, 700,000,000 shares of which have been classified as shares of common stock of The Fairholme Fund, 200,000,000 shares of which have been classified as shares of common stock of The Income Fund, and 200,000,000 shares of which have been classified as shares of common stock of The Allocation Fund. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.

Shareholders of each Fund are entitled: to one vote per full share; to such distributions as may be declared by the Company’s Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.

27

According to the law of Maryland under which the Company is incorporated and the Company’s By-laws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act. Accordingly, the Company does not intend to hold annual shareholder meetings unless required under the 1940 Act. Shareholders have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company. A copy of the Company’s proxy voting policies and procedures is attached to this SAI as Appendix A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Each Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling Shareholder Services at 1-866-202-2263; or by writing to the Company c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692 and (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended November 30, 2016, and the report of Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, are incorporated herein by reference to the Annual Report. The Annual Report was filed on Form N-CSR with the SEC on February 2, 2017. The Annual Report is available without charge upon request by calling Shareholder Services at 1-866-202-2263, or by visiting the Company’s website at www.fairholmefunds.com.

28

APPENDIX A

FAIRHOLME FUNDS, INC. PROXY VOTING POLICY

A. INTRODUCTION

Fairholme Funds, Inc. (the “Company”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a “Fund” and together the “Funds”). The Company currently offers shares of three Funds, but may offer shares of additional Funds in the future. This policy applies equally with respect to the Company’s currently existing Funds and any future Funds that may be offered by the Company.

The Board of Directors of the Company is responsible for overseeing the management and operation of the Company. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote proxies received by a Fund in a manner consistent with the best interests of the Fund and its shareholders. The Board has delegated to the Proxy Voting Officers (as defined below) the authority for voting proxies received by the Funds with respect to securities held in their portfolios. The Board has adopted the following proxy voting guidelines to assist the Proxy Voting Officers in exercising their delegated authority in voting proxies on behalf of each Fund.

B. KEY PROXY VOTING GUIDELINES

1. General Policies

All proxy solicitations should be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought should be considered in the context of the issuer/portfolio company under review and the various economic impacts such item may have on a Fund’s stated investment objectives and strategies. The Proxy Voting Officers should give great weight to the views of the issuer’s management, and in most cases should vote for management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on a Fund’s shareholder value or conflict with the guidelines addressing management and corporate governance. In such cases, the Proxy Voting Officers may seek an independent analysis (e.g. from the Proxy Voting Committee or independent third party) of the impact that the proposed action will have on shareholder value and should vote such items in accordance with their good faith conclusions as to the course of action that will best benefit Fund shareholders. Proxy proposals presenting a conflict of interest between a Fund and certain individuals or entities identified below should be administered in accordance with the procedures set forth below under Section C.4.

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that portfolio company shareholders can exercise. The Board believes that directors of a portfolio company should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Proxy Voting Officers should vote for director nominees that have expressed and/or demonstrated a commitment to the interest of the portfolio company’s shareholders. The Proxy Voting Officers should consider the following factors in determining how to vote proxies relating to director elections:

•	In re-electing incumbent directors, the long-term performance of the portfolio company relative to its peers shall be the key factor in determining the Proxy Voting Officers vote, on behalf of a Fund, to re-elect the director(s) of the portfolio company. The Proxy Voting Officers should vote against re-electing a director of a portfolio company if the company has had consistently poor performance relative to its peers in the industry unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.
•	Whether the slate of director nominees promotes a majority of independent directors on the full board. The Board believes that it is in the best interest of all portfolio company shareholders to have, as a majority, directors that are independent of management.
•	A director nominee’s attendance at less than 75% of required meetings (frequent non-attendance at board meetings may be grounds for voting against re-election).
•	Existence of any prior SEC violations and/or other criminal offenses. The Proxy Voting Officers should vote against a director nominee who, to their knowledge, is the subject of SEC or other criminal enforcement actions.
29

The Board believes that it is in the best interests of Fund shareholders to have knowledgeable and experienced directors serving on a portfolio company’s board. To this end, the Board believes that portfolio companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote on director compensation proposals, the Proxy Voting Officers should consider whether such proposals are reasonable in relation to the portfolio company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the portfolio company or result in a “windfall” to the directors. The Proxy Voting Officers should carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, the Proxy Voting Officers should vote against any proposal that clearly benefits directors at the expense of portfolio company shareholders (excepting reasonable compensation to directors), and for all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include, but not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a portfolio company, (iv) proposals regarding executive compensation, and (v) proposals regarding the independent auditors of the portfolio company. When called upon to vote on such items, the Proxy Voting Offices should consider, without limitation, the following factors:

i. Corporate Defenses. Although they should review each proposal on a case-by-case basis, the Proxy Voting Officers should generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the portfolio company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Proxy Voting Officers should only vote for proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These proposals may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Proxy Voting Officers should consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder value, (b) whether the portfolio company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a portfolio company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Proxy Voting Officers should vote for proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Proxy Voting Officers should vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. The Board believes portfolio company executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the portfolio company. Therefore, the Proxy Voting Officers should vote for proposals that provide challenging performance objectives to portfolio company executives and which serve to motivate executives to better performance. The Proxy Voting Officers should vote against proposals that offer unreasonable benefits to portfolio company executives whose past performance has been less than satisfactory.

The Proxy Voting Officers should vote against shareholder proposals that summarily restrict executive compensation without regard to the portfolio company’s performance, and should generally vote for shareholder proposals that seek additional disclosures on executive compensation.

30

v. Independent Registered Public Accounting Firm. The engagement, retention and termination of a portfolio company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, the Proxy Voting Officers should generally vote for ratifying the employment or retention of a portfolio company’s independent auditors unless the Proxy Voting Officers are aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the portfolio company’s financial position.

4. Shareholder Rights

State law provides shareholders of a portfolio company with various rights, including cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Proxy Voting Officer should carefully analyze all proposals relating to shareholder rights and should vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Proxy Voting Officers should vote for proposals that best represent the long-term financial interest of Fund shareholders.

5. Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Proxy Voting Officers should consider the following factors:

•	Whether the proposal creates a stated position that could negatively affect the portfolio company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;
•	The percentage of assets of the portfolio company that will be devoted to implementing the proposal;
•	Whether the issue is more properly dealt with through other means, such as through governmental action;
•	Whether the portfolio company has already dealt with the issue in some other appropriate way; and
•	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Proxy Voting Officers should vote against proposals that would tie up a large percentage of the assets of the portfolio company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Proxy Voting Officer should also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the portfolio company to remain profitable. The Proxy Voting Officers should generally vote for proposals that enhance or do not negatively impact long-term shareholder values.

C. PROXY VOTING PROCEDURES

1. The Proxy Voting Officers

The Board has designated the President and Vice President of the Company (the “Proxy Voting Officers”) as the persons responsible for voting all proxies relating to securities held in each series (each, a “Fund”) of Fairholme Funds, Inc. (“Company”), subject to the authority of the Proxy Voting Committee (as defined herein) set forth in Section C.2 below. Either Proxy Voting Officer may act on behalf of a Fund (i.e., there is no requirement that both Proxy Voting Officers vote together). The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If a Proxy Voting Officer reasonably believes that it is in the best interest of a Fund to cast a particular proxy vote that is contrary to the Guidelines or determined in a manner contrary to the Procedures, the Proxy Officer should submit to the Proxy Voting Committee (as defined below) belief request for a waiver, providing sufficient information to support the waiver request. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Proxy Voting Committee.

31

In addition, if a Proxy Voting Officer reasonably believes that it is in the best interest of a Fund to abstain from voting on a particular proxy proposal, the Proxy Voting Officer shall make a record summarizing the reasons for such abstention and shall present such summary to the Board along with other reports required in Section C.4 below.

2. Proxy Voting Committee

The Board has formed a proxy voting committee (the “Proxy Voting Committee”), which is composed solely of the independent directors of the Company, to evaluate and determine (i) requests for waivers of this Policy and (ii) proxies involving potential conflicts of interest, as discussed in Section C.3 below.

3. Conflicts of Interest

The Proxy Voting Officers should monitor for any proxy presenting a potential conflict between the interests of a Fund, on the one hand, and the interests of a director or officer of the Company, the Fund’s investment adviser or distributor, or any affiliated person of the Fund, adviser or distributor (each, an “Affiliated Entity”), on the other hand. Potential conflicts of interest include situations where:

•	an Affiliated Entity promotes a proxy proposal or is deemed to be the beneficial owner of 10% or more of a class of the issuer’s securities to which the proxy relates;
•	an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;
•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;
•	an Affiliated Entity or officer or director of the Company has a personal or business relationship with a candidate for directorship; or
•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

If a proxy proposal involving a potential conflict of interest is addressed by a Guideline set forth above, the Proxy Voting Officers may vote the proposal in accordance with the Guideline or may seek from the Proxy Voting Committee a determination on how to vote the proposal.

If a proxy proposal involving a potential conflict of interest is not addressed by a Guideline, the Proxy Voting Officers should present the proposal to the Proxy Voting Committee for its analysis and determination on how to vote. In all such cases, the Proxy Voting Officers should submit to the Proxy Voting Committee information identifying the name of the Affiliated Entity whose interests are believed to conflict with the interests of the Fund, a brief description of the conflict, and any other information in the their possession that would enable the Proxy Voting Committee to make an informed decision on the matter. The Proxy Voting Committee may seek the recommendation or view of an independent third party with respect to any such matter. The Proxy Voting Officers shall vote the conflict proposal in accordance with the direction of the Proxy Voting Committee.

4. Report to the Board of Directors

The Proxy Voting Officers shall compile and present to the Board quarterly a report of all proxy solicitations received by each Fund, including for each proxy solicitation; (i) the name of the issuer; (ii) the exchange ticker symbol for the security; (iii) the CUSIP number; (iv) the shareholder meeting date; (v) a brief identification of the matter voted; (vi) whether the matter was proposed by the management or by a security holder; (vii) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (viii) how the vote was cast (i.e., for or against the proposal); (ix) whether the vote was cast for or against management; and (x) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.

32

5. Responding to a Shareholder’s Request for Proxy Voting Disclosure

The Company shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of each Fund for the twelve-month period ending June 30th of such year. A Funds’ proxy voting record is available (i) on the SEC’s website at http://www.sec.gov, and (ii) without charge, to shareholders of the Fund by calling the Company’s toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

6. Record Keeping

In connection with this Policy, the Proxy Voting Officers shall maintain a record of the following:

•	Copies all proxy solicitations received by each Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;
•	a reconciliation of the proxy solicitations received and number of shares held by each Fund in the soliciting issuer;
•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;
•	copies, if any, of any waiver request submitted to the Proxy Voting Committee along with the Proxy Voting Committee’s final determination relating thereto;
•	copies, if any, of all documents submitted to the Proxy Voting Committee relating to conflict of interest situations along with the Proxy Voting Committee’s final determinations relating thereto;
•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;
•	copies of all votes cast;
•	copies of all quarterly summaries presented to the Board; and
•	copies of all shareholder requests for a Fund’s proxy voting record and responses thereto.

All records required to be maintained under the Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.

33